CONVERTIBLE DEBENTURES	12 Months Ended
Dec. 31, 2013
CONVERTIBLE DEBENTURES [Abstract]
CONVERTIBLE DEBENTURES
NOTE 7:-           CONVERTIBLE DEBENTURES

In December 2006, the Company issued an aggregate amount of $ 14,780 in convertible debentures at a discount of 4% by way of public offering on the Tel-Aviv Stock Exchange ("TASE"). The convertible debenture terms include an offering of 112,500 units of NIS 528 par value each, linked to U.S. dollar with a floor on the NIS/U.S. dollar exchange rate (i.e., if the exchange rate were to be lower than the rate at issuance date, the liability would be the NIS amount at the issuance date) and carry an annual interest rate of 6 months LIBOR minus 0.3% ("Original Rate").

The debentures could be converted into Ordinary shares of the Company at a ratio of NIS 20.3 par value for each Ordinary share (subject to adjustments). The Company had the right to force the conversion on the debenture holders, when and if its share fair market value reached NIS 25.5 in the last 30 trading on the TASE on or after October 1, 2009.

As a result of adopting the Fair Value option of ASC 825 for measuring financial instruments, starting January 1, 2008, the Company recorded financial expenses in the amount of $ 741, $ 0 and $ 0 for the years ended December 31, 2011, 2012 and 2013, respectively.

In September 2011, the Company offered repayment of the entire remaining outstanding amount of debentures (NIS 3,786 thousands par value) at the full value of the debenture, which is equivalent to 1 NIS par value. On October 2, 2011, the Company paid to all the remaining debenture holders 1 NIS par value, equivalent to 100% of the debentures' value.

As of December 31, 2011, 2012 and 2013 there is no outstanding amount with respect to the above mentioned debenture.

In accordance to ASC 825, the Company measured the convertible debentures at their fair value and recorded financial expenses in the amount of $741 for the year ended on December 31, 2011.